Net Loss per Common Share (Tables)	9 Months Ended
Sep. 30, 2024
Net loss per common share:
Schedule of anti dilutive shares
Schedule of anti dilutive shares
	September 30,
	2024	2023
Stock options	1,133	14
Unvested RSUs	71,000	7,694
Warrants[1,2]	1,197,886	357,481
Total	1,270,019	365,189

1	The weighted average number of common shares outstanding as of September 30, 2023 includes pre-funded warrants issued in the June 2023 Financing because the exercise of such warrants requires only nominal consideration. Therefore, these pre-funded warrants are not included in the table above.

2	The weighted average number of common shares outstanding as of September 30, 2024 includes the Abeyance Shares from the July 2024 Financing, the exercise of which was prepaid and requires no further consideration for the delivery of the shares of common stock. Therefore, 97,000 of these Abeyance Shares are not included in the table above.